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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) June 16, 1997






                        WESTIN HOTELS LIMITED PARTNERSHIP
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)


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
             Delaware                                0-15097                                 91-1328985
----------------------------                      ------------                            -------------------
(State or other jurisdiction                      (Commission                             (IRS Employer
 of incorporation)                                 File Number)                            Identification No.)


          2001 Sixth Avenue
          Seattle, Washington                                                               98121
 -------------------------------------                                                      ---------
(Address of principal executive offices)                                                   (Zip Code)


Registrant's telephone number, including area code                                        (206) 443-5000


                       N/A
 ------------------------------------------------------------
(Former name or former address, if changed since last report)
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                        WESTIN HOTELS LIMITED PARTNERSHIP
                                AND SUBSIDIARIES

                               REPORT ON FORM 8-K

ITEM 5.  OTHER EVENTS.

         On June 16, 1997, in response to another offer from Kalmia Investors LLC to the limited partners to purchase their Units for $450 per Unit, the General Partner distributed a letter to its limited partners listing the following five points to consider before accepting this or any other purchase offer:

         1. The General Partner intends to reinstate cash distributions on a quarterly basis and, pending approval by the Board of Directors, the first check will be sent by September 15, 1997.
         2. The General Partner has suspended its approval of transfers of Unit sales for the remainder of 1997 in order to rely on the protections of the 5% safe harbor per Section 7704 of the Internal Revenue Code.
         3. Any limited partners who sell their Units between now and the next effective date of March 31, 1998, will receive Schedule K-1's for
              1997 in 1998 and for the first three months of 1998 in 1999.
         4.   Since there are tax ramifications to consider when a Unit seller assigns cash distributions to a potential Unit buyer, those limited partners interested in selling their Units should first consult with their tax advisor.
         5. Prices at Limited Partnership Exchanges for the purchase of Units continue to be higher than those of the recent purchase offers. Trading prices at Limited Partnership Exchanges were $505.93 for the first quarter of 1997 and $530.37 for the first part of the second quarter, until sales were suspended.

         A complete copy of this General Partner's letter to the limited partners is included as an exhibit to this report.

         On July 7, 1997, the General Partner distributed a letter to the limited partners announcing that the Board of Directors of the General Partner had authorized Westin Hotels Limited Partnership to distribute to the limited partners an amount equal to an annual noncumulative $95 return per Unit for the 1997 calendar year. This cash distribution will be paid in two installments on September 15 and December 15, 1997 - each in the amount of $47.50 per Unit. This decision was based on a thorough evaluation of available net cash from operations and reflects the success of recent strategies.

         A complete copy of this General Partner's letter to the limited partners is included as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  EXHIBITS

         20.1   Letter to Limited Partners dated June 16, 1997.

         20.2   Letter to Limited Partners dated July 7, 1997.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WESTIN HOTELS LIMITED PARTNERSHIP
                                      (a Delaware limited partnership)

                                      By:  WESTIN REALTY CORP.,
                                           Its sole General Partner



                                           By:  /s/ Richard Mahoney
                                                -------------------------------
                                                Richard Mahoney, Director,
                                                Vice President, Chief Financial
                                                Officer and Treasurer
DATE: July 8, 1997

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                                  EXHIBIT INDEX
         Item
          No.                       Description                      Page
         ----                       -----------                      -----
         20.1   Letter to Limited Partners dated June 16, 1997.

         20.2   Letter to Limited Partners dated July 7, 1997.
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